PAINEWEBBER RETIREMENT MONEY FUND
                               51 WEST 52ND STREET
                          NEW YORK, NEW YORK 10019-6114

                       STATEMENT OF ADDITIONAL INFORMATION

      PaineWebber Retirement Money Fund is a diversified series of PaineWebber RMA Money Fund, Inc., a professionally managed open-end investment company ("Corporation").

      The fund's investment adviser, administrator and distributor is PaineWebber Incorporated ("PaineWebber"); its sub-adviser is Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned asset management subsidiary of PaineWebber. Mitchell Hutchins also serves as the fund's sub-administrator.

      Portions of the fund's Annual Report to Shareholders are incorporated by reference into this Statement of Additional Information ("SAI"). The Annual Report accompanies this SAI. You may obtain an additional copy of the fund's Annual Report without charge by calling toll-free 1-800-647-1568.

      This SAI is not a prospectus and should be read only in conjunction with the fund's current Prospectus, dated August 31, 2000. A copy of the Prospectus may be obtained by calling any PaineWebber Financial Advisor or correspondent firm or by calling toll-free 1-800-647-1568. This SAI is dated August 31, 2000.

                       TABLE OF CONTENTS

                                                          PAGE

        The Fund and Its Investment Policies...........     2
        The Fund's Investments, Related Risks and
        Limitations....................................     2
        Organization of the Fund; Directors and
           Officers; Principal Holders and Management
           Ownership of Securities.....................     9
        Investment Advisory, Administration and
           Distribution Arrangements...................    15
        Portfolio Transactions.........................    18
        Additional Purchase and Redemption Information;
           Service Organizations.......................    18
        Valuation of Shares............................    19
        Performance Information........................    20
        Taxes..........................................    21
        Other Information..............................    22
        Financial Statements...........................    22



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                      THE FUND AND ITS INVESTMENT POLICIES

      The fund's investment objective may not be changed without shareholder approval. Except where noted, the other investment policies of the fund may be changed by its board without shareholder approval. As with other mutual funds, there is no assurance that the fund will achieve its investment objective.

      The fund's investment objective is to provide current income consistent with liquidity and conservation of capital. The fund invests in high quality money market instruments that have, or are deemed to have, remaining maturities of 13 months or less. Money market instruments are short-term debt obligations and similar securities. They also include longer term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt. These instruments include (1) U.S. and foreign government securities, (2) obligations of U.S. and foreign banks, (3) commercial paper and other short-term obligations of U.S. and foreign corporations, partnerships, trusts and similar entities, (4) repurchase agreements and (5) investment company securities. Money market instruments also include longer term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt. The fund maintains a dollar-weighted average portfolio maturity of 90 days or less.

      The fund may invest in obligations (including certificates of deposit, bankers' acceptances, time deposits and similar obligations) of U.S. and foreign banks only if the institution has total assets at the time of purchase in excess of $1.5 billion. The fund's investments in non-negotiable time deposits of these institutions will be considered illiquid if they have maturities greater than seven calendar days.

      The fund may purchase only those obligations that Mitchell Hutchins determines, pursuant to procedures adopted by the board, present minimal credit risks and are "First Tier Securities" as defined in Rule 2a-7 under the Investment Company Act of 1940, as amended ("Investment Company Act"). First Tier Securities include U.S. government securities and securities of other registered investment companies that are money market funds. Other First Tier Securities are either (1) rated in the highest short-term rating category by at least two nationally recognized statistical rating organizations ("rating agencies"), (2) rated in the highest short-term rating category by a single rating agency if only that rating agency has assigned the obligation a short-term rating, (3) issued by an issuer that has received such a short-term rating with respect to a security that is comparable in priority and security,
(4) subject to a guarantee rated in the highest short-term rating category or issued by a guarantor that has received the highest short-term rating for a comparable debt obligation or (5) unrated, but determined by Mitchell Hutchins to be of comparable quality.

      The fund generally may invest no more than 5% of its total assets in the securities of a single issuer (other than U.S. government securities), except that the fund may invest up to 25% of its total assets in First Tier Securities of a single issuer for a period of up to three business days. The fund may purchase only U.S. dollar denominated obligations of foreign issuers.

      The fund may invest up to 10% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow from banks or through reverse repurchase agreements for temporary purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income.

              THE FUND'S INVESTMENTS, RELATED RISKS AND LIMITATIONS

      The following supplements the information contained in the Prospectus and above concerning the fund's investments, related risks and limitations. Except as otherwise indicated in the Prospectus or the SAI, the fund has established no policy limitations on its ability to use the investments or techniques discussed in these documents. New forms of money market instruments continued to be developed. The fund may invest in these instruments to the extent consistent with its investment objective.

      YIELDS AND CREDIT RATINGS OF MONEY MARKET INSTRUMENTS. The yields on the money market instruments in which the fund invests are dependent on a variety of factors, including general money market conditions, conditions in the particular


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market for the obligation,  the financial  condition of the issuer,  the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings assigned by rating agencies represent their opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices.

      Subsequent to its purchase by the fund, an issue may cease to be rated or its rating may be reduced. If a security in the fund's portfolio ceases to be a First Tier Security (as defined above) or Mitchell Hutchins becomes aware that a security has received a rating below the second highest rating by any rating agency, Mitchell Hutchins and, in certain cases, the fund's board, will consider whether the fund should continue to hold the obligation. A First Tier Security rated in the highest short-term category by a single rating agency at the time of purchase that subsequently receives a rating below the highest rating category from a different rating agency may continue to be considered a First Tier Security.

      U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Treasury (such as Treasury bills, notes or bonds) and obligations issued or guaranteed as to principal and interest (but not as to market value) by the U.S. government, its agencies or its instrumentalities. These U.S. government securities may include mortgage-backed securities issued or guaranteed by government agencies or government-sponsored enterprises. Other U.S. government securities may be backed by the full faith and credit of the U.S. government or supported primarily or solely by the creditworthiness of the government-related issuer or, in the case of mortgage-backed securities, by pools of assets.

      U.S. government securities also include separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury, which are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury.

      COMMERCIAL PAPER AND OTHER SHORT-TERM OBLIGATIONS. Commercial paper includes short-term obligations issued by corporations, partnerships, trusts or other entities to finance short-term credit needs. The fund also may purchase other types of non-convertible debt obligations subject to maturity constraints imposed by the Securities and Exchange Commission ("SEC"). Descriptions of certain types of short-term obligations are provided below.

      ASSET-BACKED SECURITIES. The fund may invest in securities that are comprised of financial assets that have been securitized through the use of trusts or special purpose corporations or other entities. Such assets may include motor vehicle and other installment sales contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements or other types of financial assets. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present. See "The Fund's Investments, Related Risks and Limitations -- Credit and Liquidity Enhancements."

      VARIABLE AND FLOATING RATE SECURITIES AND DEMAND INSTRUMENTS. The fund may purchase variable and floating rate securities with remaining maturities in excess of 13 months issued by U.S. government agencies or instrumentalities or guaranteed by the U.S. government. In addition, the fund may purchase variable and floating rate securities of other issuers. The yields on these securities are adjusted in relation to changes in specific rates, such as the prime rate, and different securities may have different adjustment rates. Certain of these obligations carry a demand feature that gives the fund the right to tender them back to a specified party, usually the issuer or a remarketing agent, prior to maturity. The fund's investment in variable and floating rate securities must comply with conditions established by the SEC under which they may be considered to have remaining maturities of 13 months or less. The fund will purchase variable and floating rate securities of non-U.S. government issuers that have remaining maturities of more than 13 months only if the securities are subject to a demand feature exercisable within 13 months or less. See "The Fund's Investments, Related Risks and Limitations -- Credit and Liquidity Enhancements."

      Generally, the fund may exercise demand features (1) upon a default under the terms of the underlying security, (2) to maintain its portfolio in accordance with its investment objective and policies or applicable legal or


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regulatory  requirements  or (3) as needed to provide  liquidity  to the fund in order to meet redemption requests. The ability of a bank or other financial institution to fulfill its obligations under a letter of credit, guarantee or other liquidity arrangement might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations or other factors. The interest rate on floating rate or variable rate securities ordinarily is readjusted on the basis of the prime rate of the bank that originated the financing or some other index or published rate, such as the 90-day U.S. Treasury bill rate, or is otherwise reset to reflect market rates of interest. Generally, these interest rate adjustments cause the market value of floating rate and variable rate securities to fluctuate less than the market value of fixed rate securities.

      VARIABLE AMOUNT MASTER DEMAND NOTES. The fund may invest in variable amount master demand notes, which are unsecured redeemable obligations that permit investment of varying amounts at fluctuating interest rates under a direct agreement between the fund and an issuer. The principal amount of these notes may be increased from time to time by the parties (subject to specified maximums) or decreased by the fund or the issuer. These notes are payable on demand (subject to any applicable advance notice provisions) and may or may not be rated.

      INVESTING IN FOREIGN SECURITIES. The fund's investments in U.S. dollar denominated securities of foreign issuers may involve risks that are different from investments in U.S. issuers. These risks may include future unfavorable political and economic developments, possible withholding taxes, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions that might affect the payment of principal or interest on the fund's investments. Additionally, there may be less publicly available information about foreign issuers because they may not be subject to the same regulatory requirements as domestic issuers.

      CREDIT AND LIQUIDITY ENHANCEMENTS. The fund may invest in securities that have credit or liquidity enhancements or may purchase these types of enhancements in the secondary market. Such enhancements may be structured as demand features that permit the fund to sell the instrument at designated times and prices. These credit and liquidity enhancements may be backed by letters of credit or other instruments provided by banks or other financial institutions whose credit standing affects the credit quality of the underlying obligation. Changes in the credit quality of these financial institutions could cause losses to the fund and affect its share price. The credit and liquidity enhancements may have conditions that limit the ability of the fund to use them when the fund wishes to do so.

      ILLIQUID SECURITIES. The term "illiquid securities" means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the fund has valued the securities and includes, among other things, repurchase agreements maturing in more than seven days and restricted securities other than those Mitchell Hutchins has determined are liquid pursuant to guidelines established by the board. The fund may not be able to readily liquidate its investments in illiquid securities and may have to sell other investments if necessary to raise cash to meet its obligations. The lack of a liquid secondary market for illiquid securities may make it more difficult for the fund to assign a value to those securities for purposes of valuing its portfolio and calculating its net asset value.

      Restricted securities are not registered under the Securities Act of 1933, as amended ("Securities Act"), and may be sold only in privately negotiated or other exempted transactions or after a registration statement under the Securities Act has become effective. Where registration is required, the fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the fund might obtain a less favorable price than prevailed when it decided to sell.

      Not all restricted securities are illiquid. A large institutional market has developed for many U.S. and foreign securities that are not registered under the Securities Act. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

      Institutional markets for restricted securities also have developed as a result of Rule 144A under the Securities Act, which establishes a "safe harbor"


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from the registration  requirements of the Securities Act for resales of certain securities to qualified institutional buyers. Such markets include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible restricted securities held by the fund, however, could affect adversely the marketability of such portfolio securities, and the fund might be unable to dispose of them promptly or at favorable prices.

      The board has delegated the function of making day-to-day determinations of liquidity to Mitchell Hutchins pursuant to guidelines approved by the board. Mitchell Hutchins takes into account a number of factors in reaching liquidity decisions, which may include (1) the frequency of trades for the security, (2) the number of dealers that make quotes for the security, (3) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how bids are solicited and the mechanics of transfer) and (4) the existence of demand features or similar liquidity enhancements. Mitchell Hutchins monitors the liquidity of restricted securities in the fund's portfolio and reports periodically on such decisions to the board.

      Mitchell Hutchins also monitors the fund's overall holdings of illiquid securities. If the fund's holdings of illiquid securities exceed its limitation on investments in illiquid securities for any reason (such as a particular security becoming illiquid, changes in the relative market values of liquid and illiquid portfolio securities or shareholder redemptions), Mitchell Hutchins will consider what action would be in the best interests of the fund and its shareholders. Such action may include engaging in an orderly disposition of securities to reduce the fund's holdings of illiquid securities. However, the fund is not required to dispose of illiquid securities under these circumstances.

      REPURCHASE AGREEMENTS. Repurchase agreements are transactions in which the fund purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to the counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. Securities or other obligations subject to repurchase agreements may have maturities in excess of 13 months. The fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian or sub-custodian that maintains separate accounts for both the fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations.

      Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by the fund upon acquisition is accrued as interest and included in its net investment income. Repurchase agreements involving obligations other than U.S. government securities (such as commercial paper and corporate bonds) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty's insolvency. If the seller or guarantor becomes insolvent, the fund may suffer delays, costs and possible losses in connection with the disposition of collateral. The fund intends to enter into repurchase agreements only in transactions with counterparties believed by Mitchell Hutchins to present minimum credit risks.

      REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements involve the sale of securities held by the fund subject to its agreement to repurchase the securities at an agreed-upon date or upon demand and at a price reflecting a market rate of interest. Reverse repurchase agreements are subject to the fund's limitation on borrowings and may be entered into only with banks or securities dealers or their affiliates. While a reverse repurchase agreement is outstanding, the fund will maintain, in a segregated account with its custodian, cash or liquid securities, marked to market daily, in an amount at least equal to its obligations under the reverse repurchase agreement. See "The Fund's Investments, Related Risks and Limitations -- Segregated Accounts."

      Reverse repurchase agreements involve the risk that the buyer of the securities sold by the fund might be unable to deliver them when the fund seeks to repurchase. If the buyer of securities under a reverse repurchase agreement


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files for bankruptcy or becomes insolvent,  the buyer or trustee or receiver may receive an extension of time to determine whether to enforce the fund's obligation to repurchase the securities, and the fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

      WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The fund may purchase securities on a "when-issued" basis or may purchase or sell securities for delayed delivery, I.E., for issuance or delivery to or by the fund later than the normal settlement date at a stated price and yield. The fund generally would not pay for such securities or start earning interest on them until they are received. However, when the fund undertakes a when-issued or delayed delivery obligation, it immediately assumes the risks of ownership, including the risks of price fluctuation. Failure of the issuer to deliver a security purchased by the fund on a when-issued or delayed delivery basis may result in the fund's incurring a loss or missing an opportunity to make an alternative investment.

      A security purchased on a when-issued or delayed delivery basis is recorded as an asset on the commitment date and is subject to changes in market value, generally based upon changes in the level of interest rates. Thus, fluctuation in the value of the security from the time of the commitment date will affect the fund's net asset value. When the fund commits to purchase securities on a when-issued or delayed delivery basis, its custodian segregates assets to cover the amount of the commitment. See "The Fund's Investments, Related Risks and Limitations--Segregated Accounts." The fund's when-issued and delayed delivery purchase commitments could cause its net asset value per share to be more volatile.

      INVESTMENTS IN OTHER INVESTMENT COMPANIES. The fund may invest in securities of other money market funds, subject to limitations under the Investment Company Act. Among other things, these limitations currently restrict the fund's aggregate investments in other investment companies to no more than 10% of its total assets. The fund's investments in certain private investment vehicles are not subject to this restriction. The shares of other money market funds are subject to the management fees and other expenses of those funds. At the same time, the fund would continue to pay its own management fees and expenses with respect to all its investments, including shares of other money market funds. The fund may invest in the securities of other money market funds when Mitchell Hutchins believes that (1) the amounts to be invested are too small or are available too late in the day to be effectively invested in other money market instruments, (2) shares of other money market funds otherwise would provide a better return than direct investment in other money market instruments or (3) such investments would enhance the fund's liquidity.

      LENDING OF PORTFOLIO SECURITIES. The fund is authorized to lend its portfolio securities to broker-dealers or institutional investors that Mitchell Hutchins deems qualified. Lending securities enables the fund to earn additional income, but could result in a loss or delay in recovering these securities. The borrower of the fund's portfolio securities must maintain acceptable collateral with the fund's custodian in an amount, marked to market daily, at least equal to the market value of the securities loaned, plus accrued interest and dividends. Acceptable collateral is limited to cash, U.S. government securities and irrevocable letters of credit that meet certain guidelines established by Mitchell Hutchins. The fund may reinvest any cash collateral in money market investments or other short-term liquid investments, including other investment companies. The fund also may reinvest cash collateral in private investment vehicles similar to money market funds, including one managed by Mitchell Hutchins. In determining whether to lend securities to a particular broker-dealer or institutional investor, Mitchell Hutchins will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. The fund will retain authority to terminate any of its loans at any time. The fund may pay fees in connection with a loan and may pay the borrower or placing broker a negotiated portion of the interest earned on the reinvestment of cash held as collateral. The fund will receive amounts equivalent to any interest, dividends or other distributions on the securities loaned. The fund will regain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights, when regaining such rights is considered to be in the fund's interest.

      Pursuant to procedures adopted by the board governing the fund's securities lending program, PaineWebber has been retained to serve as lending agent for the fund. The board also has authorized the payment of fees (including fees calculated as a percentage of invested cash collateral) to PaineWebber for these services. The board periodically reviews all portfolio securities loan


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


transactions for which PaineWebber acted as lending agent. PaineWebber also has been approved as a borrower under the fund's securities lending program.

      SEGREGATED ACCOUNTS. When the fund enters into certain transactions that involve obligations to make future payments to third parties, including the purchase of securities on a when-issued or delayed delivery basis or reverse repurchase agreements, it will maintain with an approved custodian in a segregated account cash or liquid securities, marked to market daily, in an amount at least equal to the fund's obligation or commitment under such transactions.

INVESTMENT LIMITATIONS OF THE FUND

      FUNDAMENTAL LIMITATIONS. The following investment limitations cannot be changed for the fund without the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the fund or (b) 67% or more of the shares present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from changing values of portfolio securities or amount of total assets will not be considered a violation of any of the following limitations. With regard to the borrowings limitation in fundamental limitation (3), the fund will comply with the applicable restrictions of Section 18 of the Investment Company Act.

      The fund will not:

      (1) purchase securities of any one issuer if, as a result, more than 5% of the fund's total assets would be invested in securities of that issuer or the fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the fund's total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies and instrumentalities or to securities issued by other investment companies.

      The following interpretation applies to, but is not a part of, this fundamental restriction: Mortgage- and asset-backed securities will not be considered to have been issued by the same issuer by reason of the securities having the same sponsor, and mortgage- and asset-backed securities issued by a finance or other special purpose subsidiary that are not guaranteed by the parent company will be considered to be issued by a separate issuer from the parent company.

      (2) purchase any security if, as a result of that purchase, 25% or more of the fund's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to municipal securities or to certificates of deposit and bankers' acceptances of domestic branches of U.S. banks.

      The following interpretations apply to, but are not a part of, this fundamental restriction: (a) domestic and foreign banking will be considered to be different industries; and (b) asset-backed securities will be grouped in industries based upon their underlying assets and not treated as constituting a single, separate industry.

      (3) issue senior securities or borrow money, except as permitted under the Investment Company Act and then not in excess of 33 1/3% of the fund's total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that the fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes.

      (4) make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan.

The following interpretation applies to, but is not a part of, this fundamental restriction: the fund's investments in master notes and similar instruments will not be considered to be the making of a loan.

      (5) engage in the business of underwriting securities of other issuers, except to the extent that the fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities.

      (6) purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

      (7) purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but the fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

      NON-FUNDAMENTAL LIMITATIONS. The following investment restrictions are non-fundamental and may be changed by the vote of the board without shareholder approval. If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from changing values of portfolio securities or amount of total assets will not be considered a violation of any of the following limitations.

      The fund will not:

      (1) purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions and except that the fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

      (2) engage in short sales of securities or maintain a short position, except that the fund may (a) sell short "against the box" and (b) maintain short positions in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

      (3) purchase securities of other investment companies, except to the extent permitted by the Investment Company Act and except that this limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger.

      (4) purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding.

                ORGANIZATION OF THE FUND; DIRECTORS AND OFFICERS;
            PRINCIPAL HOLDERS AND MANAGEMENT OWNERSHIP OF SECURITIES

      The Corporation was organized on July 2, 1982 as a Maryland corporation and has three operating series. The Corporation has authority to issue 60 billion shares of common stock of par value $.001 per share, 20 billion of which are designated as shares of the fund. The remaining shares are designated as shares of the two other series of the Corporation. The Corporation is governed by a board of directors, which oversees the fund's operations. The board also is authorized to establish additional series.

      The directors ("board members") and executive officers of the Corporation, their ages, business addresses and principal occupations during the past five years are:


  NAME AND ADDRESS; AGE      POSITION WITH CORPORATION        BUSINESS EXPERIENCE; OTHER DIRECTORSHIPS
  ---------------------      -------------------------        ----------------------------------------

Margo N. Alexander*+; 53      Director and                    Mrs.   Alexander   is  Chairman
                               President                      (since   March   1999),   chief
                                                              executive  officer and a director
                                                              of   Mitchell   Hutchins   (since
                                                              January  1995),  and an executive
                                                              vice  president and a director of
                                                              PaineWebber  (since  March 1984).
                                                              Mrs. Alexander is president and a
                                                              director   or   trustee   of   30
                                                              investment  companies  for  which
                                                              Mitchell Hutchins, PaineWebber or
                                                              one of their affiliates serves as
                                                              investment adviser.

Richard Q. Armstrong; 65        Director                      Mr.  Armstrong  is chairman  and
R.Q.A. Enterprises                                            principal of R.Q.A.  Enterprises
One Old Church Road                                           (management   consulting   firm)
Unit #6                                                       (since April 1991 and  principal
Greenwich, CT 06830                                           occupation  since  March  1995).
                                                              Mr. Armstrong was chairman of the
                                                              board,  chief  executive  officer
                                                              and   co-owner   of    Adirondack
                                                              Beverages      (producer      and
                                                              distributor  of soft  drinks  and
                                                              sparkling/still  waters) (October
                                                              1993-March   1995).   He   was  a
                                                              partner   of  The   New   England
                                                              Consulting   Group    (management
                                                              consulting     firm)    (December
                                                              1992-September   1993).   He  was
                                                              managing  director  of LVMH  U.S.
                                                              Corporation  (U.S.  subsidiary of
                                                              the    French     luxury    goods
                                                              conglomerate,  Louis Vuitton Moet
                                                              Hennessey            Corporation)
                                                              (1987-1991)  and  chairman of its
                                                              wine  and   spirits   subsidiary,
                                                              Schieffelin  &  Somerset  Company
                                                              (1987-1991).  Mr.  Armstrong is a
                                                              director   or   trustee   of   29
                                                              investment  companies  for  which
                                                              Mitchell Hutchins, PaineWebber or
                                                              one of their affiliates serves as
                                                              investment adviser.


  NAME AND ADDRESS; AGE      POSITION WITH CORPORATION        BUSINESS EXPERIENCE; OTHER DIRECTORSHIPS
  ---------------------      -------------------------        ----------------------------------------

E. Garrett Bewkes, Jr.**+;73  Director and Chairman of the    Mr.  Bewkes  is  a  director  of
                                  Board of Directors          Paine  Webber  Group  Inc.  ("PW
                                                              Group")   (holding   company  of
                                                              PaineWebber     and     Mitchell
                                                              Hutchins).  Prior  to  1996,  he
                                                              was a  consultant  to PW  Group.
                                                              He  serves  as a  consultant  to
                                                              PaineWebber  (since  May  1999).
                                                              Prior to 1988,  he was  chairman
                                                              of  the  board,   president  and
                                                              chief   executive   officer   of
                                                              American Bakeries  Company.  Mr.
                                                              Bewkes   is   a   director    of
                                                              Interstate              Bakeries
                                                              Corporation.  Mr.  Bewkes  is  a
                                                              director   or   trustee   of  40
                                                              investment  companies  for which
                                                              Mitchell  Hutchins,  PaineWebber
                                                              or  one  of   their   affiliates
                                                              serves as investment adviser.

Richard R. Burt; 53           Director                        Mr.  Burt  is  chairman  of  IEP
1275 Pennsylvania Ave, N.W.                                   Advisors,   LLP   (international
Washington, DC  20004                                         investments    and    consulting
                                                              firm)  (since  March 1994) and a
                                                              partner  of  McKinsey  & Company
                                                              (management   consulting   firm)
                                                              (since  1991).   He  is  also  a
                                                              director                      of
                                                              Archer-Daniels-Midland       Co.
                                                              (agricultural     commod-ities),
                                                              Hollinger    International   Co.
                                                              (publishing),  Homestake  Mining
                                                              Corp.,   (gold   mining),    six
                                                              investment   companies   in  the
                                                              Deutsche  Bank  family of funds,
                                                              nine  investment   companies  in
                                                              the  Flag  Investors  family  of
                                                              funds,   The  Central   European
                                                              Fund,   Inc.   and  The  Germany
                                                              Fund,  Inc.,  vice  chairman  of
                                                              Anchor     Gaming      (provides
                                                              technology    to   gaming    and
                                                              wagering  industry)  (since July
                                                              1999) and  chairman  of  Weirton
                                                              Steel Corp.  (makes and finishes
                                                              steel  products)   (since  April
                                                              1996).    He   was   the   chief
                                                              negotiator   in  the   Strategic
                                                              Arms  Reduction  Talks  with the
                                                              former Soviet Union  (1989-1991)
                                                              and the U.S.  Ambassador  to the
                                                              Federal   Republic   of  Germany
                                                              (1985-1989).   Mr.   Burt  is  a
                                                              director   or   trustee   of  29
                                                              investment  companies  for which
                                                              Mitchell  Hutchins,  PaineWebber
                                                              or  one  of   their   affiliates
                                                              serves as investment adviser.

Mary C. Farrell**+; 50        Director                        Ms.   Farrell   is  a   managing
                                                              director,    senior   investment
                                                              strategist  and  member  of  the
                                                              Investment  Policy  Committee of
                                                              PaineWebber.  Ms. Farrell joined
                                                              PaineWebber  in  1982.  She is a
                                                              member of the Financial  Women's
                                                              Association      and     Women's
                                                              Economic  Roundtable and appears
                                                              as a  regular  panelist  on Wall
                                                              Street     Week    with    Louis
                                                              Rukeyser.  She  also  serves  on
                                                              the  Board of  Overseers  of New
                                                              York  University's  Stern School
                                                              of  Business.  Ms.  Farrell is a
                                                              director   or   trustee   of  28
                                                              investment  companies  for which
                                                              Mitchell  Hutchins,  PaineWebber
                                                              or  one  of   their   affiliates
                                                              serves as investment adviser.


  NAME AND ADDRESS; AGE      POSITION WITH CORPORATION        BUSINESS EXPERIENCE; OTHER DIRECTORSHIPS
  ---------------------      -------------------------        ----------------------------------------

Meyer Feldberg; 58            Director                        Mr.   Feldberg   is   Dean   and
Columbia University                                           Professor of  Management  of the
101 Uris Hall                                                 Graduate   School  of  Business,
New York, NY  10027                                           Columbia  University.  Prior  to
                                                              1989,  he was  president  of the
                                                              Illinois       Institute      of
                                                              Technology.   Dean  Feldberg  is
                                                              also  a  director  of  Primedia,
                                                              Inc.   (publishing),   Federated
                                                              Department     Stores,      Inc.
                                                              (operator of department  stores)
                                                              and  Revlon,  Inc.  (cosmetics).
                                                              Dean  Feldberg  is a director or
                                                              trustee    of   37    investment
                                                              companies  for  which   Mitchell
                                                              Hutchins,  PaineWebber or one of
                                                              their   affiliates   serves   as
                                                              investment adviser.

George W. Gowen; 70           Director                        Mr.  Gowen is a  partner  in the
666 Third Avenue                                              law    firm    of    Dunnington,
New York, NY  10017                                           Bartholow  &  Miller.  Prior  to
                                                              May 1994, he was a partner in the
                                                              law firm of Fryer,  Ross & Gowen.
                                                              Mr.   Gowen  is  a  director   or
                                                              trustee    of    37    investment
                                                              companies   for  which   Mitchell
                                                              Hutchins,  PaineWebber  or one of
                                                              their   affiliates    serves   as
                                                              investment adviser.

Frederic V. Malek; 63         Director                        Mr.  Malek is chairman of Thayer
1455 Pennsylvania Ave,                                        Capital    Partners    (merchant
N.W.                                                          bank)  and  chairman  of  Thayer
Suite 350                                                     Hotel  Investors  II and Lodging
Washington, DC  20004                                         Opportunities     Fund    (hotel
                                                              investment  partnerships).  From
                                                              January  1992 to November  1992,
                                                              he  was   campaign   manager  of
                                                              Bush-Quayle  '92.  From  1990 to
                                                              1992,  he was vice chairman and,
                                                              from   1989  to  1990,   he  was
                                                              president of Northwest  Airlines
                                                              Inc.   and  NWA  Inc.   (holding
                                                              company  of  Northwest  Airlines
                                                              Inc.).  Prior  to  1989,  he was
                                                              employed    by   the    Marriott
                                                              Corporation             (hotels,
                                                              restaurants,   airline  catering
                                                              and contract feeding),  where he
                                                              most  recently  was an executive
                                                              vice   president  and  president
                                                              of Marriott  Hotels and Resorts.
                                                              Mr.  Malek is also a director of
                                                              Aegis    Communications,    Inc.
                                                              (tele-services),        American
                                                              Management     Systems,     Inc.
                                                              (management    consulting    and
                                                              computer   related    services),
                                                              Automatic Data Processing,  Inc.
                                                              (computing     services),     CB
                                                              Richard   Ellis,    Inc.   (real
                                                              estate  services),   FPL  Group,
                                                              Inc.    (electric     services),
                                                              Global  Vacation Group (packaged
                                                              vacations),    HCR/Manor   Care,
                                                              Inc.    (health   care),    SAGA
                                                              Systems,      Inc.     (software
                                                              company) and Northwest  Airlines
                                                              Inc.  Mr. Malek is a director or
                                                              trustee    of   29    investment
                                                              companies  for  which   Mitchell
                                                              Hutchins,  PaineWebber or one of
                                                              their   affiliates   serves   as
                                                              investment adviser.


  NAME AND ADDRESS; AGE      POSITION WITH CORPORATION        BUSINESS EXPERIENCE; OTHER DIRECTORSHIPS
  ---------------------      -------------------------        ----------------------------------------

Carl W. Schafer; 64           Director                        Mr.  Schafer is president of the
66 Witherspoon Street, #1100                                  Atlantic Foundation  (charitable
Princeton, NJ 08542                                           foundation   supporting   mainly
                                                              oceanographic   exploration  and
                                                              research).  He is a director  of
                                                              Labor  Ready,  Inc.   (temporary
                                                              employment),   Roadway  Express,
                                                              Inc.  (trucking),  The  Guardian
                                                              Group  of  Mutual   Funds,   the
                                                              Harding,  Loevner Funds,  E.I.I.
                                                              Realty     Trust     (investment
                                                              company),  Evans  Systems,  Inc.
                                                              (motor fuels,  convenience store
                                                              and    diversified     company),
                                                              Electronic  Clearing House, Inc.
                                                              (financial          transactions
                                                              processing),     Frontier    Oil
                                                              Corporation   and   Nutraceutix,
                                                              Inc.  (biotechnology   company).
                                                              Prior to  January  1993,  he was
                                                              chairman   of   the   Investment
                                                              Advisory    Committee   of   the
                                                              Howard      Hughes       Medical
                                                              Institute.   Mr.  Schafer  is  a
                                                              director   or   trustee   of  29
                                                              investment  companies  for which
                                                              Mitchell  Hutchins,  PaineWebber
                                                              or  one  of   their   affiliates
                                                              serves as investment adviser.

Brian M. Storms*+; 45         Director                        Mr.   Storms  is  president  and
                                                              chief   operating   officer   of
                                                              Mitchell  Hutchins  (since March
                                                              1999).     Mr.     Storms    was
                                                              president     of      Prudential
                                                              Investments  (1996-1999).  Prior
                                                              to joining Prudential,  he was a
                                                              managing  director  at  Fidelity
                                                              Investments.  Mr.  Storms  is  a
                                                              director   or   trustee   of  29
                                                              investment  companies  for which
                                                              Mitchell  Hutchins,  PaineWebber
                                                              or  one  of   their   affiliates
                                                              serves as investment adviser.

Thomas Disbrow***; 34         Vice President and              Mr.  Disbrow  is  a  first  vice
                              Assistant Treasurer             president  and a senior  manager
                                                              of  the  mutual   fund   finance
                                                              department      of      Mitchell
                                                              Hutchins.   Prior  to   November
                                                              1999,  he was a  vice  president
                                                              of  Zweig/Glaser  Advisers.  Mr.
                                                              Disbrow is a vice  president and
                                                              assistant    treasurer   of   30
                                                              investment  companies  for which
                                                              Mitchell  Hutchins,  PaineWebber
                                                              or  one  of   their   affiliates
                                                              serves as investment adviser.

John J. Lee***; 32            Vice President and              Mr. Lee is a vice  president and
                              Assistant Treasurer             a  manager  of the  mutual  fund
                                                              finance  department  of  Mitchell
                                                              Hutchins.   Prior  to   September
                                                              1997,  he was an audit manager in
                                                              the financial  services  practice
                                                              of Ernst & Young LLP.  Mr. Lee is
                                                              a vice  president  and  assistant
                                                              treasurer   of   30    investment
                                                              companies   for  which   Mitchell
                                                              Hutchins,  PaineWebber  or one of
                                                              their   affiliates    serves   as
                                                              investment adviser.


  NAME AND ADDRESS; AGE      POSITION WITH CORPORATION        BUSINESS EXPERIENCE; OTHER DIRECTORSHIPS
  ---------------------      -------------------------        ----------------------------------------

Kevin J. Mahoney***; 34       Vice President and              Mr.  Mahoney  is  a  first  vice
                              Assistant Treasurer             president  and a senior  manager
                                                              of  the  mutual   fund   finance
                                                              department      of      Mitchell
                                                              Hutchins.   From   August   1996
                                                              through  March 1999,  he was the
                                                              manager  of  the   mutual   fund
                                                              internal    control   group   of
                                                              Salomon Smith  Barney.  Prior to
                                                              August    1996,    he   was   an
                                                              associate      and     assistant
                                                              treasurer      for     BlackRock
                                                              Financial  Management  L.P.  Mr.
                                                              Mahoney is a vice  president and
                                                              assistant    treasurer   of   30
                                                              investment  companies  for which
                                                              Mitchell  Hutchins,  PaineWebber
                                                              or  one  of   their   affiliates
                                                              serves as investment adviser.

Dennis McCauley*; 53          Vice President                  Mr.   McCauley   is  a  managing
                                                              director  and  chief  investment
                                                              officer--fixed      income     of
                                                              Mitchell Hutchins.  Mr. McCauley
                                                              is  a  vice   president   of  20
                                                              investment  companies  for which
                                                              Mitchell  Hutchins,  PaineWebber
                                                              or  one  of   their   affiliates
                                                              serves as investment adviser.

Ann E. Moran***; 43           Vice President and              Ms.  Moran  is a vice  president
                              Assistant Treasurer             and  a  manager  of  the  mutual
                                                              fund   finance   department   of
                                                              Mitchell Hutchins.  Ms. Moran is
                                                              a vice  president  and assistant
                                                              treasurer   of   30   investment
                                                              companies  for  which   Mitchell
                                                              Hutchins,  PaineWebber or one of
                                                              their   affiliates   serves   as
                                                              investment adviser.

Dianne E. O'Donnell**; 48     Vice President and Secretary    Ms.  O'Donnell  is a senior vice
                                                              president  and  deputy   general
                                                              counsel  of  Mitchell  Hutchins.
                                                              Ms.    O'Donnell   is   a   vice
                                                              president  and  secretary  of 30
                                                              investment  companies  for which
                                                              Mitchell  Hutchins,  PaineWebber
                                                              or  one  of   their   affiliates
                                                              serves as investment adviser.
Susan P. Ryan*; 40            Vice President                  Ms.   Ryan  is  a  senior   vice
                                                              president    and   a   portfolio
                                                              manager  of  Mitchell  Hutchins.
                                                              Ms. Ryan is a vice  president of
                                                              six  investment   companies  for
                                                              which     Mitchell     Hutchins,
                                                              PaineWebber   or  one  of  their
                                                              affiliates  serves as investment
                                                              adviser.

Paul H. Schubert***; 37       Vice President and Treasurer    Mr.  Schubert  is a senior  vice
                                                              president  and the  director  of
                                                              the    mutual    fund    finance
                                                              department      of      Mitchell
                                                              Hutchins.   Mr.  Schubert  is  a
                                                              vice  president and treasurer of
                                                              30   investment   companies  for
                                                              which     Mitchell     Hutchins,
                                                              PaineWebber   or  one  of  their
                                                              affiliates  serves as investment
                                                              adviser.

Barney A.                     Vice President and              Mr.   Taglialatela   is  a  vice
Taglialatela***; 39           Assistant Treasurer             president  and a manager  of the
                                                              mutual fund  finance  department
                                                              of   Mitchell   Hutchins.    Mr.
                                                              Taglialatela     is    a    vice
                                                              president      and     assistant
                                                              treasurer   of   30   investment
                                                              companies  for  which   Mitchell
                                                              Hutchins,  PaineWebber or one of
                                                              their   affiliates   serves   as
                                                              investment adviser.


  NAME AND ADDRESS; AGE      POSITION WITH CORPORATION        BUSINESS EXPERIENCE; OTHER DIRECTORSHIPS
  ---------------------      -------------------------        ----------------------------------------

Keith A. Weller**; 39         Vice President and              Mr.   Weller  is  a  first  vice
                              Assistant Secretary             president and associate  general
                                                              counsel  of  Mitchell  Hutchins.
                                                              Mr.  Weller is a vice  president
                                                              and  assistant  secretary  of 29
                                                              investment  companies  for which
                                                              Mitchell  Hutchins,  PaineWebber
                                                              or  one  of   their   affiliates
                                                              serves as investment adviser.

-------------
* This person's business address is 51 West 52nd Street, New York, New York 10019-6114.

** This person's business address is 1285 Avenue of the Americas,  New York, New
   York 10019-6028.

*** This person's  business address is Newport Center III, 499 Washington Blvd.,
    14th Floor, Jersey City, New Jersey 07310-1998.

+ Mrs. Alexander, Mr. Bewkes, Ms. Farrell and Mr. Storms are "interested persons" of the fund as defined in the Investment Company Act by virtue of their positions with Mitchell Hutchins, PaineWebber, and/or PW Group.

      The fund pays each board member who is not an "interested person" of the fund $1,000 annually and up to $150 for attending each board meeting and each separate meeting of a board committee. The Corporation has three series and thus pays each such director $3,000 annually, plus any additional amounts due for board or committee meetings. Each chairman of the audit and contract review committees of individual funds within the PaineWebber fund complex receives additional compensation, aggregating $15,000 annually, from the relevant funds. All board members are reimbursed for any expenses incurred in attending meetings. Because PaineWebber and Mitchell Hutchins perform substantially all the services necessary for the operation of the fund, the fund requires no employees. No officer, director or employee of Mitchell Hutchins or PaineWebber presently receives any compensation from the fund for acting as a board member or officer.

      The table below includes certain information relating to the compensation of the current board members who held office with the Corporation or with other PaineWebber funds during the periods indicated.

                               COMPENSATION TABLE+

                                    AGGREGATE
                                   COMPENSATION  TOTAL COMPENSATION FROM
                                    FROM THE     THE CORPORATION AND THE
        NAME OF PERSON, POSITION   CORPORATION*      FUND COMPLEX**
        ------------------------   -----------   -----------------------

       Richard Q. Armstrong,
                Director..........  $   5,340           $ 104,650

       Richard R. Burt,
       Director...................      5,340             102,850

       Meyer Feldberg,
       Director...................      5,340             143,650

       George W. Gowen,
       Director...................      6,495             138,400

       Frederic V. Malek,
       Director...................      5,340             104,650

       Carl W. Schafer,
       Director...................      5,250             104,650

--------------------
+ Only independent board members are compensated by the PaineWebber funds and identified above; board members who are "interested persons," as defined by the Investment Company Act, do not receive compensation from the PaineWebber funds.

* Represents fees paid to each board member during the fiscal year ended June 30, 2000.

** Represents  total  compensation  paid during the calendar year ended December
   31, 1999, to each board member by 31 investment companies (34 in the case of Messrs. Feldberg and Gowen) for which Mitchell Hutchins, PaineWebber or one of their affiliates served as investment adviser. No fund within the PaineWebber fund complex has a bonus, pension, profit sharing or retirement plan.

      PRINCIPAL HOLDERS AND MANAGEMENT OWNERSHIP OF SECURITIES. As of July 31, 2000, the Corporation's records showed no shareholders as owning 5% or more of the fund's shares, and the Corporation is not aware of any beneficial owner of 5% or more of the fund's shares.

      As of July 31, 2000, board members and officers owned in the aggregate less than 1% of the outstanding shares of the fund.

      INVESTMENT ADVISORY, ADMINISTRATION AND DISTRIBUTION ARRANGEMENTS

      INVESTMENT ADVISORY AND ADMINISTRATION ARRANGEMENTS. PaineWebber acts as the fund's investment adviser and administrator pursuant to a contract with the Corporation ("Advisory Contract"). Under the Advisory Contract, the fund pays PaineWebber an annual fee, computed daily and paid monthly, according to the following schedule:

      AVERAGE DAILY NET ASSETS                            ANNUAL RATE
      ------------------------                            -----------
      Up to $1 billion..................................        0.50%
      In excess of $1.0 billion up to $1.5 billion......        0.44%
      Over $1.5 billion ................................        0.36%

      Services provided by PaineWebber under the Advisory Contract, some of which may be delegated to Mitchell Hutchins, as discussed below, include the provision of a continuous investment program for the fund and supervision of all matters relating to the operation of the fund. Under the Advisory Contract, during the fiscal years ended June 30, 2000, 1999 and 1998, the fund paid (or accrued) to PaineWebber investment advisory and administrative fees in the amount of $20,256,815, $19,032,089 and $16,593,019, respectively.

      Under a contract with PaineWebber ("Mitchell Hutchins Contract"), Mitchell Hutchins serves as the fund's sub-adviser and sub-administrator. Under the Mitchell Hutchins Contract, PaineWebber (not the fund) pays Mitchell Hutchins a fee, computed daily and paid monthly, at an annual rate of 20% of the fees paid by the fund to PaineWebber. Under the Mitchell Hutchins Contract, for the fiscal years ended June 30, 2000, 1999 and 1998, PaineWebber paid (or accrued) to Mitchell Hutchins fees in the amount of $4,051,363, $3,806,418 and $3,318,604, respectively.

      Under the terms of the Advisory Contract, the fund bears all expenses incurred in its operation that are not specifically assumed by PaineWebber. General expenses of the Corporation not readily identifiable as belonging to the fund or to the Corporation's other series are allocated among series by or under the direction of the board of directors in such manner as the board deems fair and equitable. Expenses borne by the fund include the following (or the fund's share of the following): (1) the cost (including brokerage commissions and other transaction costs, if any) of securities purchased or sold by the fund and any losses incurred in connection therewith; (2) fees payable to and expenses incurred on behalf of the fund by PaineWebber; (3) organizational expenses; (4) filing fees and expenses relating to the registration and qualification of fund shares under federal and state securities laws and maintaining such registrations and qualifications; (5) fees and salaries payable to the directors and officers who are not interested persons of the Corporation or PaineWebber;
(6) all expenses incurred in connection with the directors' services, including travel expenses; (7) taxes (including any income or franchise taxes) and governmental fees; (8) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (9) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Corporation or the fund for violation of any law; (10) legal, accounting and auditing expenses, including legal fees of special counsel for those directors who are not interested persons of the Corporation; (11) charges of custodians, transfer agents and other agents; (12) expenses of setting in type and printing prospectuses and statements of additional information and supplements thereto, reports and statements to shareholders and proxy material for existing shareholders and costs of mailing such materials to existing shareholders; (13) any extraordinary expenses (including fees and disbursements of counsel)
incurred by the fund; (14) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (15) 50% of the cost of printing and mailing PaineWebber monthly statements; (16) costs of mailing and tabulating proxies and costs of meetings of shareholders, the board and any committees thereof; (17) the cost of investment company literature and other publications provided to the directors and officers; and
(18) costs of mailing, stationery and communications equipment.

      The Advisory and Mitchell Hutchins Contracts (collectively, "Contracts") noted above provide that PaineWebber or Mitchell Hutchins, as the case may be, shall not be liable for any error of judgment or mistake of law or for any loss suffered by the fund in connection with the performance of the Contracts, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of PaineWebber or Mitchell Hutchins, in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

      The Contracts are terminable by vote of the fund's board or by the holders of a majority of the outstanding voting securities of the fund at any time without penalty, on 60 days' written notice to PaineWebber or Mitchell Hutchins, as the case may be. The Advisory Contract is also terminable without penalty by PaineWebber on 60 days' written notice to the Corporation, and the Mitchell Hutchins Contract is terminable without penalty by PaineWebber or Mitchell Hutchins on 60 days' written notice to the other party. The Contracts terminate automatically upon their assignment, and the Mitchell Hutchins Contract also automatically terminates upon the assignment of the Advisory Contract.

      TRANSFER-AGENCY RELATED SERVICES. Prior to August 1, 1997, PaineWebber provided certain services to the fund not otherwise provided by the fund's transfer agent. Pursuant to an agreement relating to those services, PaineWebber earned (or accrued) $251,757 for the period July 1, 1997 to July 31, 1997. Effective August 1, 1997, PFPC Inc. ("PFPC"), the fund's transfer agent, (not the fund) pays PaineWebber for certain transfer agency related services that PFPC has delegated to PaineWebber.

      SECURITIES LENDING. During the fiscal years ended June 30, 2000, 1999 and 1998, the fund did not pay fees to PaineWebber for its services as lending agent because the fund did not engage in any securities lending activities.

      NET ASSETS. The following table shows the approximate net assets as of July 31, 2000, sorted by category of investment objective, of the investment companies as to which Mitchell Hutchins serves as adviser or sub-adviser. An investment company may fall into more than one of the categories below.

                                                                      NET ASSETS

                           INVESTMENT CATEGORY                      ($MIL)
                           -------------------                      ------
          Domestic (excluding Money Market)...........          $  9,156.5
          Global......................................             4,703.4
          Equity/Balanced.............................             9,585.7
          Fixed Income (excluding Money Market).......             4,274.2
                Taxable Fixed Income                               2,859.4
                Tax-Free Fixed........................             1,414.8
          Money Market Funds..........................            39,450.0


      DISTRIBUTION ARRANGEMENTS. PaineWebber acts as the distributor of fund shares under a distribution contract with the Corporation ("Distribution Contract"), which requires PaineWebber to use its best efforts, consistent with its other business, to sell shares of the fund. Shares of the fund are offered continuously. PaineWebber is located at 1285 Avenue of the Americas, New York, New York 10019-6028.

      Under a plan of distribution adopted by the Corporation in the manner prescribed by Rule 12b-1 under the Investment Company Act ("Plan"), the fund pays PaineWebber a service fee, computed daily and paid monthly, for providing certain shareholder and account maintenance services. The Plan authorizes the fund to pay PaineWebber the service fee at an annual rate of up to 0.15% of its average daily net assets. The fund currently pays service fees to PaineWebber at the annual rate of 0.125% of average net assets. Any increase from the 0.125% annual rate would require prior approval of the board.

      PaineWebber uses the 12b-1 service fee to pay PaineWebber Financial Advisors and correspondent firms for shareholder servicing. The fee is also used to offset PaineWebber's other expenses in servicing and maintaining shareholder accounts. These expenses may include the costs of the PaineWebber branch office in which the Financial Advisor is based, such as rent, communications equipment, employee salaries and other overhead costs.

      During the period they are in effect, the Plan and the Distribution Contract obligate the fund to pay the 12b-1 service fee to PaineWebber as compensation for its service activities and not as reimbursement for specific expenses incurred. Thus, even if PaineWebber's expenses exceed its 12b-1 service fee, the fund will not be obligated to pay more than the fee and, if PaineWebber's expenses are less than the fee, it will retain its full fee and realize a profit. The fund will pay the 12b-1 service fee to PaineWebber until either the Plan or the Distribution Contract is terminated or not renewed. In that event, PaineWebber's 12b-1 service expenses in excess of 12b-1 service fees received or accrued through the termination date will be PaineWebber's sole responsibility and not obligations of the fund.

      Among other things, the Plan provides that (1) PaineWebber will submit to the board at least quarterly, and the directors will review, reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendment thereto is approved, by the board, including those directors who are not "interested persons" of the Corporation and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan, acting in person at a meeting called for that purpose, (3) payments by the fund under the Plan shall not be materially increased without the affirmative vote of the holders of a majority of the fund's outstanding shares and (4) while the Plan remains in effect, the selection and nomination of directors who are not "interested persons" of the Corporation shall be committed to the discretion of the directors who are not "interested persons" of the Corporation.

      During the fiscal year ended June 30, 2000, the fund paid or accrued to PaineWebber service fees of $6,408,618. For the same period, PaineWebber estimates that it incurred expenses of $1,848,836 in servicing fund shareholders. PaineWebber estimates that these expenses were incurred as follows: (a) allocated costs related to shareholder servicing--$822,750; and (b) service fees to Financial Advisors--$1,026,086.

      "Allocated costs" include various internal costs allocated by PaineWebber to its efforts at providing certain shareholder and account maintenance services. These internal costs encompass office rent, salaries and other overhead expenses of various PaineWebber departments and areas of operations.

      In approving the continuance of the Plan, the board considered all features of the distribution system for the fund, including (1) PaineWebber's view that the payment of service fees at the annual rate of 0.02% of the average daily net assets of the fund held in shareholder accounts serviced by Financial Advisors and correspondent firms was attractive to such Financial Advisors and correspondent firms and would result in greater growth of the fund than might otherwise be the case, (2) the extent to which fund shareholders might benefit from economies of scale resulting from growth in the fund's assets and shareholder account size and the potential for continued growth, (3) the services provided to the fund and its shareholders by PaineWebber pursuant to the Distribution Contract, (4) PaineWebber's expenses and costs under the Plan as described above and (5) the fact that the expense to the fund of the Plan could be offset if the Plan is successful by the lower advisory fee rates that are triggered as assets reach higher levels.

      The board also considered the benefits that would accrue to PaineWebber under the Plan in that PaineWebber would receive service and advisory fees that are calculated based upon a percentage of the average net assets of the fund, which fees would increase if the Plan is successful and the fund attains and maintains increased asset levels.

                             PORTFOLIO TRANSACTIONS

      The fund purchases portfolio securities from dealers and underwriters as well as from issuers. Securities are usually traded on a net basis with dealers acting as principal for their own accounts without a stated commission. Prices paid to dealers in principal transactions generally include a "spread," which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at the time. When securities are purchased directly from an issuer, no commissions or discounts are paid. When securities are purchased in underwritten offerings, they include a fixed amount of compensation to the underwriter.

      For purchases or sales with broker-dealer firms that act as principal, Mitchell Hutchins seeks best execution. Although Mitchell Hutchins may receive certain research or execution services in connection with these transactions, it will not purchase securities at a higher price or sell securities at a lower price than would otherwise be paid if no weight was attributed to the services provided by the executing dealer. Mitchell Hutchins may engage in agency transactions in over-the-counter securities in return for research and execution services. These transactions are entered into only pursuant to procedures that are designed to ensure that the transaction (including commissions) is at least as favorable as it would have been if effected directly with a market-maker that did not provide research or execution services.

      Research services and information received from brokers or dealers are supplemental to Mitchell Hutchins' own research efforts and, when utilized, are subject to internal analysis before being incorporated into its investment processes. Information and research services furnished by brokers or dealers through which or with which the fund effects securities transactions may be used by Mitchell Hutchins in advising other funds or accounts and, conversely, research services furnished to Mitchell Hutchins by brokers or dealers in connection with other funds or accounts that it advises may be used in advising the fund.

      During the fiscal years ended June 30, 2000, 1999 and 1998, the fund paid no brokerage commissions. Therefore, the fund has not allocated any brokerage transactions for research, analysis, advice and similar services.

      Investment decisions for the fund and for other investment accounts managed by Mitchell Hutchins are made independently of each other in light of differing considerations for the various accounts. However, the same investment decision may occasionally be made for the fund and one or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated between the fund and such other account(s) as to amount in a manner deemed equitable to the fund and such account(s). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the fund is concerned, or upon its ability to complete its entire order, in other cases it is believed that coordination and the ability to participate in volume transactions will be beneficial to the fund.

      As of June 30, 2000, the fund owned securities issued by the following companies which are regular broker-dealers for the fund:

              ISSUER                        TYPE OF SECURITY                        VALUE
              ------                        ----------------                        -----

  J.P. Morgan & Company Incorporated        Commercial paper                 $29,869,400
  Bear Stearns Companies Incorporated       Commercial paper                  79,869,125
  Goldman Sachs Group Incorporated          Commercial paper                  39,722,600
  Merrill Lynch & Company Incorporated      Commercial paper                  39,250,867
  Morgan Stanley, Dean Witter & Company     Commercial paper                  55,000,000
  J.P. Morgan & Company Incorporated        Short Term Corporate Obligation   20,000,000
  Merrill Lynch & Company Incorporated      Short Term Corporate Obligation   29,997,984

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION;
                              SERVICE ORGANIZATIONS

      ADDITIONAL PURCHASE INFORMATION. The fund may, subject to approval by the board, accept securities in which the fund is authorized to invest as consideration for the issuance of its shares, provided that the value of the securities is at least equal to the net asset value of the fund's shares at the time the transaction occurs. The fund may accept or reject any such securities in its discretion.

      ADDITIONAL REDEMPTION INFORMATION. The fund may suspend redemption privileges or postpone the date of payment during any period (1) when the New York Stock Exchange is closed or trading on the New York Stock Exchange is restricted as determined by the SEC, (2) when an emergency exists, as defined by the SEC, that makes it not reasonably practicable for the fund to dispose of securities owned by it or fairly to determine the value of its assets or (3) as the SEC may otherwise permit. The redemption price may be more or less than the shareholder's cost, depending on the market value of the fund's portfolio at the time; although the fund attempts to maintain a constant net asset value of $1.00 per share.

      SERVICE ORGANIZATIONS. The fund may authorize service organizations, and their agents, to accept on its behalf purchase and redemption orders that are in "good form" in accordance with the policies of those service organizations. The fund will be deemed to have received these purchase and redemption orders when a service organization or its agent accepts them. Like all customer orders, these orders will be priced based on the fund's net asset value next computed after receipt of the order by the service organizations or their agents. Service organizations may include retirement plan service providers who aggregate purchase and redemption instructions received from numerous retirement plans or plan participants.

                               VALUATION OF SHARES

      The fund uses its best efforts to maintain its net asset value at $1.00 per share. The fund's net asset value per share is determined by State Street Bank and Trust Company ("State Street") as of noon, Eastern time, on each Business Day. As defined in the Prospectus, "Business Day" means any day on which State Street's Boston offices, and the New York City offices of PaineWebber and PaineWebber's bank, The Bank of New York, are all open for business. One or more of these institutions will be closed on the observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veteran's Day, Thanksgiving Day and Christmas Day.

      The fund values its portfolio securities in accordance with the amortized cost method of valuation under Rule 2a-7 ("Rule") under the Investment Company Act. To use amortized cost to value its portfolio securities, the fund must adhere to certain conditions under the Rule relating to its investments, some of which are discussed in this SAI. Amortized cost is an approximation of market value of an instrument, whereby the difference between its acquisition cost and value at maturity is amortized on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account, and thus the amortized cost method of valuation may result in the value of a security being higher or lower than its actual market value. If a large number of redemptions take place at a time when interest rates have increased, the fund might have to sell portfolio securities prior to maturity and at a price that might not be desirable.

      The board has established procedures ("Procedures") for the purpose of maintaining a constant net asset value of $1.00 per share, which include a review of the extent of any deviation of net asset value per share, based on available market quotations, from the $1.00 amortized cost per share. If that deviation exceeds 1/2 of 1% for the fund, the board will promptly consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redeeming shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per share as determined by using available market quotations. The fund will maintain a dollar-weighted average portfolio maturity of 90 days or less and will not purchase any instrument having, or deemed to have, a remaining maturity of more than 397 days, will limit portfolio investments, including repurchase agreements, to those U.S. dollar denominated instruments that are of high quality under the Rule and that Mitchell Hutchins, acting pursuant to the Procedures, determines present minimal credit risks, and will comply with certain reporting and recordkeeping procedures. There is no assurance that constant net asset value per share will be maintained. If amortized cost ceases to represent fair value per share, the board will take appropriate action.

      In determining the approximate market value of portfolio investments, the fund may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. Other assets, if any, are valued at fair value as determined in good faith by or under the direction of the board.

                             PERFORMANCE INFORMATION

      The fund's performance data quoted in advertising and other promotional materials ("Performance Advertisements") represent past performance and are not intended to indicate future performance. The investment return will fluctuate.

      TOTAL  RETURN   CALCULATIONS.   Average   annual   total   return   quotes
("Standardized Return") used in the fund's Performance Advertisements are calculated according to the following formula:

       P(1 + T)n  =     ERV
     where:    P  =  a hypothetical initial payment of $1,000 to purchase shares
               T = average annual total return of shares n = number of years
             ERV  =  ending redeemable value of a hypothetical $1,000 payment at the beginning of that period.

      Under the foregoing formula, the time periods used in Performance Advertisements will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertisement for publication. Total return, or "T" in the formula above, is computed by finding the average annual change in the value of an initial $1,000 investment over the period. All dividends are assumed to have been reinvested at net asset value.

      The fund may also advertise other performance data, which may consist of the annual or cumulative return (including net short-term capital gain, if any) earned on a hypothetical investment in the fund since it began operations or for shorter periods. This return data may or may not assume reinvestment of dividends (compounding).

      The following tables show performance information for the fund's shares outstanding for the periods indicated. All returns for periods of more than one year are expressed as an average annual return.

     Year ended June 30, 2000:
           Standardized Return.....................                 5.14%
     Five Years ended June 30, 2000:
           Standardized Return.....................                 4.97%
     Ten Years ended June 30, 2000:
           Standardized Return.....................                 4.67%


      CALCULATION OF YIELD. The fund computes its 7-day current yield and its 7-day effective yield quotations using standardized methods required by the SEC. The fund from time to time advertises (1) its current yield based on a recently ended seven-day period, computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from that shareholder account, dividing the difference by the value of the account at the beginning of the base period to obtain the base period return and then multiplying the base period return by (365/7), with the resulting yield figure carried to at least the nearest hundredth of one percent; and (2) its effective yield based on the same seven-day period by compounding the base period return by adding 1, raising the sum to a power equal to (365/7) and subtracting 1 from the result, according to the following formula:

              EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)365/7] - 1

      Yield may fluctuate daily and does not provide a basis for determining future yields. Because the yield of the fund fluctuates, it cannot be compared with yields on savings accounts or other investment alternatives that provide an agreed to or guaranteed fixed yield for a stated period of time. However, yield information may be useful to an investor considering temporary investments in money market instruments. In comparing the yield of one money market fund to another, consideration should be given to each fund's investment policies, including the types of investments made, the average maturity of the portfolio securities and whether there are any special account charges that may reduce the yield. The fund may also advertise non-standardized yields calculated in a manner similar to that described above, but for different time periods (E.G., one-day yield, 30-day yield).

      The fund's yield and effective yield for the seven-day period ended June 30, 2000 were 5.90% and 6.08%, respectively.

      OTHER INFORMATION. The fund's performance data quoted in advertising and other promotional materials ("Performance Advertisements") represent past performance and are not intended to predict or indicate future results. The return on an investment in the fund will fluctuate. In Performance Advertisements, the fund may compare its yield with data published by Lipper Analytical Services, Inc. for money funds ("Lipper"), CDA Investment Technologies, Inc. ("CDA"), IBC Financial Data, Inc. ("IBC"), Wiesenberger Investment Companies Service ("Wiesenberger") or Investment Company Data Inc. ("ICD"), or with the performance of recognized stock and other indices, including the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, the Morgan Stanley Capital International World Index, the Lehman Brothers Treasury Bond Index, the Lehman Brothers Government/Corporate Bond Index, the Salomon Smith Barney Government Bond Index and changes in the Consumer Price Index as published by the U.S. Department of Commerce. The fund also may refer in such materials to mutual fund performance rankings and other data, such as comparative asset, expense and fee levels, published by Lipper, CDA, IBC, Wiesenberger or ICD. Performance Advertisements also may refer to discussions of the fund and comparative mutual fund data and ratings reported in independent periodicals, including THE WALL STREET JOURNAL, MONEY MAGAZINE, FORBES, BUSINESS WEEK, FINANCIAL WORLD, BARRON'S, FORTUNE, THE NEW YORK TIMES, THE CHICAGO TRIBUNE, THE WASHINGTON POST and THE KIPLINGER LETTERS. Comparisons in Performance Advertisements may be in graphic form.

      The fund may also compare its performance with the performance of bank certificates of deposit ("CDs") as measured by the CDA Certificate of Deposit Index and the Bank Rate Monitor National Index and the average of yields of CDs of major banks published by Banxquotes(R) Money Markets. In comparing the fund's performance to CD performance, investors should keep in mind that bank CDs are insured in whole or in part by an agency of the U.S. government and offer fixed principal and fixed or variable rates of interest, and that bank CD yields may vary depending on the financial institution offering the CD and prevailing interest rates. Bank accounts are insured in whole or in part by an agency of the U.S. government and may offer a fixed rate of return. Fund shares are not insured or guaranteed by the U.S. government and returns thereon will fluctuate. While the fund seeks to maintain a stable net asset value of $1.00 per share, there can be no assurance that it will be able to do so.

      The fund may include discussions or illustrations of the effects of compounding in Performance Advertisements. "Compounding" refers to the fact that, if dividends on the fund's shares are reinvested, any future income of the fund would increase the value, not only of the original fund investment, but also of the additional fund shares received through reinvestment. As a result, the value of the fund investment would increase more quickly than if dividends had been paid in cash. The fund may also make available to shareholders a daily accrual factor or "mil rate" representing dividends accrued to shareholder accounts on a given day or days. Certain shareholders may find that this information facilitates accounting or recordkeeping.

                                      TAXES

      To continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code, the fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income and net short-term capital gain, if any) and must meet several additional requirements. Among these requirements are the following: (1) the fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities and certain other income; (2) at the close of each quarter of the fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the fund's total assets; and (3) at the close of each quarter of the fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer. If the fund failed to qualify for treatment as a RIC for any taxable year, (1) it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) the shareholders would treat all those distributions as dividends (that is, ordinary income) to the extent of the fund's earnings and profits. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.

                                OTHER INFORMATION

      VOTING RIGHTS. Shareholders of the fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Voting rights are not cumulative and, as a result, the holders of more than 50% of all the shares of the Corporation may elect all its board members. The shares of each series of the Corporation will be voted separately, except when an aggregate vote of all the series is required by law.

      The Corporation does not hold annual meetings. There normally will be no meetings of shareholders to elect directors unless fewer than a majority of the directors holding office have been elected by shareholders. The directors are required to call a meeting of shareholders when requested in writing to do so by the shareholders of record holding at least 25% of the Corporation's outstanding shares.

      CUSTODIAN AND RECORDKEEPING AGENT; TRANSFER AND DIVIDEND AGENT. State Street Bank and Trust Company, located at 1776 Heritage Drive, North Quincy, Massachusetts 02171, serves as custodian and recordkeeping agent for the fund. PFPC, a subsidiary of PNC Bank, N.A., serves as the fund's transfer and dividend disbursing agent. It is located at 400 Bellevue Parkway, Wilmington, DE 19809.

      COUNSEL. The law firm of Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Washington, D.C. 20036-1800, serves as counsel to the fund. Kirkpatrick & Lockhart LLP also acts as counsel to PaineWebber and Mitchell Hutchins in connection with other matters.

      AUDITORS. Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, serves as independent auditors for the fund.

                              FINANCIAL STATEMENTS

      The fund's Annual Report to Shareholders for its last fiscal year ended June 30, 2000 is a separate document supplied with this SAI, and the financial statements, accompanying notes and report of independent auditors appearing therein are incorporated herein by this reference.

YOU SHOULD RELY ONLY ON THE
INFORMATION   CONTAINED  OR
REFERRED    TO    IN    THE
PROSPECTUS     AND     THIS
STATEMENT   OF   ADDITIONAL
INFORMATION.  THE  FUND AND
ITS  DISTRIBUTOR  HAVE  NOT
AUTHORIZED     ANYONE    TO
PROVIDE       YOU      WITH
INFORMATION     THAT     IS
DIFFERENT.  THE  PROSPECTUS
AND   THIS   STATEMENT   OF
ADDITIONAL  INFORMATION ARE
NOT AN OFFER TO SELL SHARES
OF   THE    FUND   IN   ANY                                          PAINEWEBBER
JURISDICTION WHERE THE FUND                                RETIREMENT MONEY FUND
OR ITS  DISTRIBUTOR MAY NOT
LAWFULLY SELL THOSE SHARES.

       -----------

                                        ----------------------------------------
                                             STATEMENT OF ADDITIONAL INFORMATION

                                                                 AUGUST 31, 2000

                                        ----------------------------------------






                                                                     PAINEWEBBER












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